PROMISSORY NOTE



No. 1                                          Issued at:  New York, New York
US$4,044,060                                   Date:  December 27, 1996



         FOR VALUE RECEIVED, Golden State Petro (IOM I-A) PLC, a corporation duly organized and existing under the laws of the Isle of Man having its principal place of business at 15-19 Athol Street, Douglas, Isle of Man (the "Buyer"), hereby unconditionally and irrevocably promises to pay, on the 1st day of February, 1999, to Samsung Heavy Industries Co., Ltd., a corporation duly organized and existing under the laws of the Republic of Korea, having its principal office at 890-25, Daechi-Dong, Kangnam-Ku, Seoul, Republic of Korea (the "Contractor"), or order, the principal sum of United States Dollars (US$4,044,060) and, if not paid on the above due date, to pay interest on said principal sum from and including the due date at the default rate of Ten percent (10.0%) per annum, until the principal sum and interest thereon are fully paid, plus all expenses, including reasonable legal fees incurred by the holder in enforcing its rights hereunder. Interest shall be calculated on the basis of the actual days elapsed and a year of 360 days.

         Both principal and interest, if any, shall be payable in United States Dollars in immediately available funds to the account of Banker's Trust Company, for account of The Korea Commercial Bank, head office, Seoul, Korea, New York, N.Y., United States of America (Account No.: 04-022-936) in favor of Samsung Heavy Industries Co., Ltd. or to such other account with such other bank as may be designated by the holder of this Note by a 5 days' prior written notice without set-off or counterclaim, free and clear of and without deduction for any present or future taxes, charges, restrictions or conditions of any kind.

         This note is made pursuant to a Shipbuilding Contract dated December 24, 1996 by and between the Contractor, Samsung Corporation and the Buyer (the "Contract"). Pursuant to the Contract, Contractor is required to construct and deliver a single-screw diesel-driven Crude Oil Double Hull Tank Vessel bearing Contractor's Hull No. 1228 (the "Vessel").

         Notwithstanding any provision contained in this Note, the Buyer shall not be obligated to make any payment of principal or interest on this Note if the Vessel subject to the Contract is not delivered to and accepted by the Buyer under the Contract.




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         The Contractor shall not assign or transfer this Note without prior written consent from the Buyer except that this Note may be sold to banks and other financial institutions from Korea, Hong Kong, Singapore and OECD countries, in which case only prior notice to the Buyer shall be required.

         In the event default shall be made in the payment of principal or interest on this note, as and when the same shall become due and payable, the holder hereof shall have the remedies as set forth herein and such other remedies as may be provided by law.

         The maker and endorsers of this note hereby waive the right to interpose any defense, set-off or counterclaim of any nature or description in any action or proceeding arising out of or in connection with this note.

         Amounts payable on this Note shall be paid to the holder upon presentment of the Note to the Buyer or its Assignee of the Contract. Upon payment, the note shall be marked "Paid."

         This Note shall be governed by and construed and interpreted in accordance with the laws of England (without giving effect to the conflict of law principles thereof). The maker and the endorser hereby consent to any legal action or proceeding in relation to this note being brought in the State of New York, U.S.A. or in London, England and hereby irrevocably waive any immunity from suit, attachment (before or after judgement) or execution on a judgement to which they or their property may be entitled.

         The maker and the endorsers hereby irrevocably submit to the nonexclusive jurisdiction of the courts of the State of New York and the Federal court of the United States of America located in the City and State of New York, United States of America, or the courts of England, as any holder of this note may elect, and irrevocably consent to the service of process out of said courts by registered airmail, postage prepaid to the maker or endorsers as the case may be or in any other manner provided by law.

         The maker hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this note, and to constitute this note the legal, valid and binding obligation of the maker, in accordance with its terms, have been done and performed and have happened in due and strict compliance with all applicable laws and regulations.


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         IN WITNESS WHEREOF, the undersigned has caused this note to be signed in its corporate name by its duly authorized representative this 27th day of December, 1996.


                                   GOLDEN STATE PETRO (IOM I-A) PLC

                                   By:/s/ Joseph Avantario
                                      -----------------------------
                                   Name:  Joseph Avantario
                                   Title: Director/Treasurer


STATE OF NEW YORK        )
COUNTY OF NEW YORK       )ss.:
UNITED STATES OF AMERICA )


         I, _________________, Notary Public, duly authorized, admitted and sworn, practicing at New York State, do hereby certify that:

         1. GOLDEN STATE PETRO (IOM I-A), who has executed this power of attorney on behalf of Golden State Petro (IOM I-A), (hereinafter the "Buyer") is personally known to me and I acknowledge that his signature is authentic;

         2. Sufficient evidence has been presented to me to the effect that __________________, was duly authorized by the Buyer to execute this Promissory Note on behalf of the Buyer.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my seal of office this ____, day of December, 1996.




                                   /s/ Gina D'Alessandro
                                   ---------------------------------------------
                                   Notary Public

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